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                    FIRST INVESTORS INSURED TAX EXEMPT FUND, INC.
                 FIRST INVESTORS INSURED INTERMEDIATE TAX EXEMPT FUND
                       A SERIES OF FIRST INVESTORS SERIES FUND
                          SUPPLEMENT DATED JANUARY 30, 1998
                          TO PROSPECTUS DATED APRIL 30, 1997



     Since January 1, 1998, INSURED INTERMEDIATE FUND has been co-managed by Messrs. Clark D. Wagner and W. Richard Yu. Mr. Yu joined FIMCO in June 1994 as a trader for all of the First Investors municipal bond funds. Prior to joining FIMCO. Mr. Yu was an assistant in the municipal bond fund group at Alliance Capital Management from August 1993 to June 1994 and a quality control analyst for the data team at Capital Market Decisions Inc. from August 1992 to August 1993. The biographical information for Mr. Wagner is in the Prospectus under "Management-Portfolio Manager" on page 21.


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